CERTIFICATIONS PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Graphic Packaging Savings and Investment Plan on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), we, Jeffrey H. Coors, Chief Executive Officer and President of Graphic Packaging International Corporation, and Luis E. Leon, Chief Financial Officer of Graphic Packaging Internationl Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Graphic Packaging Savings and Investment Plan.


Date:   June 27, 2003            By /s/ Jeffrey H. Coors
                                 -------------------------------
                                        Jeffrey H. Coors
                                        Chief Executive Officer
                                           and President


Date:   June 27, 2003            By /s/ Luis E. Leon
                                 -------------------------------
                                        Luis E. Leon
                                        Chief Financial Officer